UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 21, 2013 (October 15, 2013)

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 15, 2013, Kimball International, Inc. (the "Company") accepted Gary W. Schwartz's notice of retirement from employment with the Company as Executive Vice President, Chief Information Officer effective January 1, 2014.
At the Annual Meeting of Share Owners of Kimball International, Inc. held on October 15, 2013, the Share Owners approved the Amended and Restated 2003 Stock Option & Incentive Plan which provides that new awards may be granted under the plan through December 31, 2018 and increases the number of shares that may be granted, including the maximum aggregate number of shares. In addition, by approving the Amended and Restated 2003 Stock Option & Incentive Plan, Share Owners have re-approved the material terms of the plan for purposes of the approval requirements of Section 162(m) of the Internal Revenue Code. This summary is not intended to be complete and is qualified in its entirety by reference to the Amended and Restated 2003 Stock Option & Incentive Plan in Exhibit 10.1 of this 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to Vote of Security Holders
The Annual Meeting of Share Owners of Kimball International, Inc. was held on October 15, 2013, and the following items were voted on by Share Owners:
a. The Board of Directors of the Company was elected in its entirety, based on the following election results:

Nominees as Directors by Holders of Class A Common Stock	Votes For	Votes Withheld	Broker Non-Votes
Douglas A. Habig	6,938,931	1,280	81,528
James C. Thyen	6,717,282	222,929	81,528
Christine M. Vujovich	6,717,282	222,929	81,528
Geoffrey L. Stringer	6,717,282	222,929	81,528
Thomas J. Tischhauser	6,717,282	222,929	81,528
Donald D. Charron	6,938,931	1,280	81,528

Nominee as Director by Holders of Class B Common Stock	Votes For	Votes Withheld	Broker Non-Votes
Dr. Jack R. Wentworth	19,659,506	3,004,936	0

b. The appointment of the Deloitte Entities, an independent registered public accounting firm, as the Company's independent auditors for the fiscal year ended June 30, 2014 was approved by holders of Class A Common Stock based on the following voting results:

Votes For	Votes Against	Votes Abstaining
7,017,750	910	3,079

c. The Amended and Restated 2003 Stock Option & Incentive Plan was approved by holders of Class A Common Stock based on the following voting results:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
6,617,279	276,112	46,820	81,528

(d) Exhibits
The following exhibits are filed as part of this report:

Exhibit
Number	Description
10.1	Amended and Restated 2003 Stock Option & Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Robert F. Schneider
ROBERT F. SCHNEIDER Executive Vice President, Chief Financial Officer

Date: October 21, 2013

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Amended and Restated 2003 Stock Option & Incentive Plan